UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Towers Watson & Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each Class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Fellow Stockholder:

YOUR VOTE IS IMPORTANT!

The important special meeting of stockholders of Towers Watson & Co. will be held on September 9, 2010. To ensure that your shares are represented, please cast your vote today — by telephone, via the Internet, or by signing and returning the proxy card you received with your proxy materials by first class mail or by email.

Your Board of Directors unanimously recommends that stockholders vote FOR all items on the agenda.

For additional information about the Proxy Process, please read the information below, or you can visit the Proxy Process page on Vantage at:

http://vantage.wwc.wwworldwide.net/aboutTW/Functions/Legal/Pages/ProxyProcessQA.aspx

Thank you for your cooperation.

Very truly yours,

Walter W. Bardenwerper
Vice President, General Counsel and Secretary

IMPORTANT REMINDER:

We encourage you to vote your shares

by telephone, or via the Internet as soon as possible.

Please follow the easy instructions on the proxy card you received with your proxy materials by first class mail or by email.

If you have any questions, or need assistance in the last-minute voting of your shares, please call our proxy solicitor,

INVESTORCOM, INC.

(877) 972-0090

Proxy Process Q&A

How will I receive my Proxy Information?

All Towers Watson associate stockholders will receive their Proxy materials by mail, unless they have signed up to have their proxy materials delivered electronically via the http://enroll.icsdelivery.com/tw website.

Why did I receive more than one set of Proxy Materials?

Some associate stockholders may receive more than one ballot by regular mail because the shares may be held in different ways, both beneficial and registered.

Beneficial Shares include (i) common shares; (ii) ESPP shares or options exercised, which are held in accounts at Morgan Stanley Smith Barney, (iii) shares that were transferred to another bank or broker from Morgan Stanley Smith Barney; and/or (iv) shares that may have been purchased on the open market and which are held at Morgan Stanley Smith Barney or with another broker.

Registered Shares include shares that are: shares held in paper certificates on the records of the Company’s transfer agent, American Stock Transfer.

In addition, you may have received more than one ballot if you are the owner of both Class A shares and Class B shares or if your shares are held in more than one name.

Regardless of how many proxy ballots you receive, it is very important you vote all your proxies promptly.

Please vote all the ballots you receive. Why?

If you receive more than one ballot, but only vote one of the ballots, all the shares that you own will not be voted. To ensure that all your shares will be voted at the Special Meeting, please vote all ballots received. You may vote by mail, by phone or through the Internet.

How do I vote by mail, telephone or through the Internet?

By mail. Mark, sign and date your proxy card and return it in the postage-paid envelope provided in your package to: Broadridge, 51 Mercedes Way, Edgewood, NJ 11717.

Or

In the U.S. and Canada only, by telephone. Call toll-free 1-800-690-6903 on any touch-tone telephone to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to enter the 12-digit control number printed on your ballot and follow the simple instructions. You may submit your vote in this manner no later than 11:59 p.m. EDT on Wednesday, September 8, 2010.

Or

Electronically through the Internet. Access the website at www.proxyvote.com to authorize the voting of your shares. You may access the site 24 hours a day, 7 days a week. You will be prompted to enter the 12-digit control number provided; then just follow the simple instructions. You may submit your vote in this manner no later than 11:59 p.m. EDT on Wednesday, September 8, 2010.

If you vote by telephone or electronically through the Internet, you should NOT mail back the proxy form.

How is the 12-digit control number used in telephone and electronic voting?

Every stockholder will find on their ballot their personal 12-digit control number so they can vote by telephone or electronically through the Internet. This control number ensures that each vote is counted accurately. If you lose the control number, please send an email to the proxy mailbox, twproxy@towerswatson.com and request the control number be sent to you.

What do I need to vote by telephone?

If you are located in the U.S. or Canada, you may choose to vote by telephone. Simply call toll-free 1-800-690-6903 on any touch-tone telephone to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to enter the 12-digit control number (printed on the ballot); then follow the simple instructions. You may submit your vote in this manner no later than 11:59 p.m. EDT on Wednesday, September 8, 2010. No PIN number is required to vote by telephone.

Can I vote by telephone or electronically through the Internet if my ballot is received by mail?

Yes, every stockholder will be issued a 12-digit control number on their ballot. You may vote electronically through the Internet or by telephone (in the U.S. or Canada only) using the 12-digit control number and by following the instructions provided on the ballot.

How is the PIN number used to vote electronically through the Internet?

PIN numbers are 4-digit numbers assigned to every stockholder as a secondary control in the electronic voting process. This is another way to prevent someone from voting shares that do not belong to them.

What do I do if I lose my PIN or I can’t remember it? How do I find out what my PIN is?

If you do not have a PIN, or can’t remember it, you can log on to the proxy voting website at www.proxyvote.com. You may access the site 24 hours a day, 7 days a week. On the webpage, enter your 12-digit control number, and then check the box requesting a PIN. It will be emailed to you. After you get your PIN by email, you may proceed to the website www.proxyvote.com and vote your proxy.

If I have not received or lose my proxy materials, how can I get another copy?

You may request a copy from:

Office of the Secretary

Towers Watson & Co.

901 North Glebe Road

Arlington, VA 22203

Telephone: (703) 258-8000

Fax: (703) 258-7498

Email: twproxy@towerswatson.com

What is the deadline for voting?

For electronic and telephone voting, the deadline is 11:59 p.m. EDT on Wednesday, September 8, 2010. For voting by mail, please return the ballot in the envelope provided with ample time to ensure delivery to Broadridge so that it is received no later than Saturday, September 4, 2010.

Whom should I talk to if I have questions about Towers Watson & Co. stock?

For information regarding your Towers Watson & Co. stock, your account number, or to get answers to your questions about your stock accounts, please see the contact information below. Registered stock account information is maintained by the transfer agent, American Stock Transfer. Beneficial stock account information is maintained by Morgan Stanley Smith Barney or your personal broker. Towers Watson does not maintain information about your stock account numbers or stock balances.

Registered:

For information regarding your shares if held by the transfer agent, you should contact the Company’s transfer agent, American Stock Transfer, at (800) 937-5449, or (718) 921-8124.

Beneficial:

For information regarding your beneficial shares, your stock option account, or your ESPP account, please contact Morgan Stanley Smith Barney at (800) 634-9855. From overseas, collect calls accepted: (859) 283-8045. You can also get in touch with Morgan Stanley Smith Barney via their website, located at https://www.morganstanleysmithbarney.com/

How can I sign up for electronic delivery of proxy materials for future proxies?

Towers Watson, through Broadridge Financial Solutions, Inc., formerly ADP Investor Communication Services (ICS), is pleased to offer the convenience of electronic delivery of annual reports, proxy statements and proxy ballots, allowing stockholders to vote their proxies on-line. With your consent, you will be notified by e-mail when these materials are available on the Internet. To sign up for electronic delivery of proxy materials and accept this new service, you must have an e-mail address, Internet access through an Internet service provider, and a Web browser that supports secure connections.

Visit http://enroll.icsdelivery.com/tw to go directly to the sign up page.